Stifel Financial Corp. September 2014 Exhibit 99.1

Disclaimer
Forward-Looking Statements
This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of
Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,”
“believe,” “intend,” “anticipate,” “expect,” and similar expressions. In particular, these statements may refer to our goals, intentions, and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry.
You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws.
Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company’s annual and quarterly reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission and include, among other things, changes in general economic and business conditions, actions of competitors, regulatory and legal actions, changes in legislation, and technology changes.
Use of Non-GAAP Financial Measures
The Company utilized non-GAAP calculations of presented net revenues, compensation and benefits, non-compensation operating expenses, income before income taxes, provision for income taxes, net income, compensation and non-compensation operating expense ratios, pre-tax margin and diluted earnings per share as an additional measure to aid in understanding and analyzing the Company’s financial results for the three and six months ended June 30, 2014. Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company’s core operating results and business outlook. The Company believes that these non-
GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the
Company’s results in the current period to those in prior periods and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors' overall understanding of the Company’s financial performance.

Stifel Overview

Stifel – Premier Investment Bank and Full-Service Investment Firm
Stifel at a Glance
Net Revenue - $1,973 million (2013)
Global Wealth Management (GWM)
Net Revenue - $1,117 million (2013)
Private Client
Stifel Bank & Trust
Margin and Securities-based Lending
Asset Management
Institutional Group (IG)
Net Revenue - $861 million (2013)
Equity & Fixed Income Capital Raising
M&A Advisory / Restructuring
Institutional Equity and Fixed Income Brokerage
Independent Research
(1) Assets / equity (as adjusted).
(2) As of 6/30/2014.
(3) As of 9/9/2014.
(4) Insider ownership percentage includes all fully diluted shares, units outstanding and options outstanding, as of 9/8/2014.
Low leverage (3.7x) (1) (2) , $2.2 billion stockholders’ equity (2) and $3.1 billion market capitalization (3)
34% Insider ownership aligns employees' interests with other shareholders (4)
Over 5,880 associates (2)
Balanced business mix (54% GWM / 46% IG) (1H 2014 net revenues)
Over 2,000 financial advisors (2) with $173 billion in combined client assets (2) – national presence
Largest U.S. equity research platforms with over 1,000 stocks under coverage (2)
Broad investment banking and institutional sales and trading capabilities – domestic and international

STIFEL

22% CAGR
18th Consecutive Years of Record Net Revenues
Net Revenues ($M)
$178
$188
$217
$247
$264
$452
$763
$870
$1,091
$1,384
$1,417
$1,594
$1,978
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

2005
Legg Mason’s
Capital Markets
Division  Acquired
2009
56 UBS Private Client
Branches Acquired
2010
Thomas Weisel
Partners Merger
2007
Ryan Beck
Acquisition
2011
Stone & Youngberg
Acquisition
2013
Keefe, Bruyette &
Woods
Acquisition
2012
#1 Ranked in
FT/StarMine
Award*
2008
#1 Ranked in FT/StarMine
Stock Picking
2010
#1 Ranked in both
FT/StarMine & WSJ
Best on the Street
Significant Growth, Unwavering Commitment
2013
Knight Capital
Group’s Fixed
Income Division
2013
#2 Ranked in
FT/StarMine
Award
2013
Acacia Bank &
Ziegler Lotsoff
2007
Acquired Stifel Bank
& Trust
2014
De La Rosa,
Oriel Securities
& LMIC
Stifel Overview
2012
Miller Buckfire
2008
Butler Wick

STIFEL

LEGG MASON INVESTMENT COUNSEL

Oriel Securities

DE LA ROSA INVESTMENT BANKERS

Ziegler Lotsoff Capital Management, LLC

ACACIA Federal Savings Bank

KBW

MILLER BUCKFIRE

STONE & YOUNGBERG

Thomas Weisel Partners
Experts in Growth

ButlerWick investments-trust-insurance

FIRSTSERVICE BANK RELATIONSHIP BANKING

RYAN BECK & CO.

LEGG MASON CAPITAL MARKETS

Building Scale
Growth Focused
Investment Banking
Research, Sales and Trading
Achieved cost efficiencies
July 2010
Private Client
Revenue production has exceeded
expectations
October 2009
Significant enhancement to our
Capital Markets business
Achieved cost savings objectives
December 2005
Bank holding company
Financial holding company
Grown assets from ~ $100M to $5.0B
April 2007
Private Client
Public Finance
Seamless & efficient integration
December 2008
Fixed Income IB
Fixed Income Sales and Trading
Private Client
Seamless & efficient integration
October 2011
FIG Investment Banking
FIG Sales and Trading / Research
Exceeded expectations
February 2013
56 UBS Branches
Private Client
Capital Markets
Achieved cost savings objectives
February 2007
Restructuring advisory
December 2012
Knight
Fixed Income
Fixed Income Sales and
Trading – U.S. & Europe
Fixed Income Research
July 2013
Asset Management
Over $4 billion in assets
November 2013
Clean portfolio of 1-4 family
residential mortgages
October 2013
Each merger has been accretive to Stifel and retention remains high
California-based investment
bank and bond underwriter
April 2014
UK-based full service
investment bank
July 2014
LMIC - Customized investment
advisory and trust services
Pending: June 2014

Bulge Bracket Boutique
LARGEST provider of U.S. equity research
2     LARGEST Equity trading platform in the U.S.
outside of the Bulge Bracket firms
(1)
FULL SERVICE investment banking with
expertise across products and industry sectors
TOP TEN retail platform
Leading broker-dealer providing wealth management and
institutional services to consumers and companies
Stifel’s Differentiated Value Proposition: Growth, Scale and Stability
Institutional Wealth Management
Source: SIFMA and publicly available information for U.S. brokerage networks.
Note:  Includes investment banks only. .
(1) Based on 2013 U.S. trading volume per Bloomberg.
(2) Represents Wealth Management Americas segment only.
(3) Excludes 3,555 independent contractors and 334 independent advisor representatives.
Retail Brokerage by Number of Brokers
Size  / scale
Large distribution
Trading
Retail
Issues
Lack of focus
Banker turnover
Lack of commitment
Research indifference
Lack of growth investors
Firm focus
Good research
Growth investor access
Issues
Financial / firm stability
Trading support
Few with retail
Size  / scale
Firm focus
Stability (financial & personnel)
Large distribution
Trading
Outstanding research
Retail
Rank Firm Brokers
1 Morgan Stanley Wealth Management 16,426
2 Bank of America Merrill Lynch 15,624
3 Wells Fargo Securities 15,146
4
UBS (2)
7,000
5 Raymond James (3) 6,202
6 Stifel 2,085
7 RBC Capital Markets 1,900
8 Oppenheimer & Co Inc 1,390
9 JPMorgan 800
10 Deutsche Bank 772
11 Janney Montgomery Scott 725
12 Robert W Baird & Co 709
13 Sterne Agee & Leach Inc 560
14 Stephens Inc. 526
15 Southwest Securities Inc 464
16 Canaccord Genuity Corp 425
17 Wedbush Securities Inc 400
18 DA Davidson & Co 320
19 Barclays Capital 250
20 Lazard Capital Markets 235
nd

STIFEL

GWM
59%
IG
41%

GWM
54%
IG
46%

GWM
71%
IG
29%

GWM
66%
IG
34%

Well-diversified, low risk business model with balanced retail and institutional exposure

Unburdened by capital constraints
Low leverage business model and conservative risk management
Limited balance sheet risk
Stable wealth management business is augmented by profitable and growing institutional business
Drive revenue synergies by leveraging the wealth management and institutional business
Note: Net revenues and operating contribution percentages excludes the Other segment. Refer to slide 30 for additional segment information.
Net Revenues
6M 2013 6M 2014
Core Operating Contribution
6M 2013 6M 2014
Balanced business model facilitates growth in all market environments

STIFEL

$2,500
$2,000
$1,500
$1,000
$500
$0
$452
$763
$870
$1,091
$1,384
$1,417
$1,594
$1,978
$1,110
2006
2007
2008
2009
2010
2011
2012
2013
6M14

$250
$200
$150
$100
$50
$0
$40
$67
$73
$76
$125
$114
$145
$185
$103
2006
2007
2008
2009
2010
2011
2012
2013
6M14

Demonstrated ability to grow through all market environments while maintaining solid profitability
(1) CAGR reflects years 2006 to 2013.
CAGR: 24%
Core Net Revenues ($MM) (1) Core Net Income ($MM) (1)
Financial Crisis Financial Crisis
CAGR: 24%

Segment Overview – Global Wealth Management

STIFEL

$1,200
$900
$600
$300
$0
$231
$441
$471
$596
$843
$908
$992
$1,117
$604
2006
2007
2008
2009
2010
2011
2012
2013
6M 14

$350
$300
$250
$200
$150
$100
$50
$0
$50
$96
$98
$104
$194
$235
$267
$300
$169
2006
2007
2008
2009
2010
2011
2012
2013
6M 14

(1) Includes Independent Contractors.
(2) CAGR reflects years 2006 to 2013.
Global Wealth Management
Provides Securities Brokerage Services and Stifel Bank Products
CAGR: 29% CAGR: 25%
Grown from 600+ financial advisors in 2005 to over
2,000
(1)
financial advisors currently
Proven organic growth and acquirer of private client
business
Retail investors are generally mid- to long-term buyers
Goal of providing price stability and support to the
institutional order book
Strategy of recruiting experienced advisors with
established client relationships
Expanding U.S. footprint
Net Revenues ($MM) (2) Core Operating Contribution ($MM) (2)
Overview National Presence

STIFEL

2,100
1,800
1,500
1,200
900
600
300
0
735
1,163
1,315
1,885
1,935
1,987
2,041
2,077
2,085
2006
2007
2008
2009
2010
2011
2012
2013
Q2 14

350
300
250
200
150
100
50
0
111
148
196
272
285
291
307
316
325
2006
2007
2008
2009
2010
2011
2012
2013
Q2 14

800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
213,973
340,235
375,165
607,661
635,842
654,625
681,818
703,663
736,358
2006
2007
2008
2009
2010
2011
2012
2013
Q2 14

180,000
150,000
120,000
90,000
60,000
30,000
0
35,446
59,299
52,733
93,845
113,585
122,466
137,855
165,570
173,383
2006
2007
2008
2009
2010
2011
2012
2013
Q2 14

12 (1) Includes Independent Contractors. Global Wealth Management Key Operating Metrics Accounts Brokers (1) Assets Under Management ($MM) Branches

STIFEL

6%
32%
62%
Cash
Investment Securities
Loans Receivable

9%
32%
39%
17%
3%
ABS
Corporates
Munis
Agency MBS
CMBS

23%
1%
53%
23%
Securities-based lending
Commercial and industrial
Residential real estate
Home equity lines of credit

13 13
Note: Data as of 6/30/14
(1) Average interest earning assets as of 6/30/14.
(2) Non-agency MBS makes up less than 1% of Investment Portfolio.
(3) Commercial Real Estate make up less than 1% of the loan portfolio.
Interest Earnings Assets (1) Investment Portfolio
Total: $5.1 Billion Total: $2.9 Billion
(2)
Stifel Bank and Trust
Total: $1.9 Billion
(3)
Loan Portfolio (Gross)
Acquired FirstService Bank, a St. Louis-based,
Missouri-chartered commercial bank, in April 2007
Stifel Financial became a bank holding company and
financial services holding company
Balance sheet growth with low-risk assets
Funded by Stifel Nicolaus client deposits
Maintain high levels of liquidity
Overview Strength of Brokerage Position
Offers banking products (securities based loans and
mortgage loans) within the GWM client base,
including establishing trust services
Built-in source of business
High net worth clients
Highly efficient due to lack of “brick and mortar”
deposit focused facilities

STIFEL

LEGG MASON INVESTMENT COUNSEL

Ziegler Lotsoff CAPITAL MANAGEMENT, LLC

EQUITY COMPASS STRATEGIES

MISSOURI VALLEY PARTNERS

MONTIBUS Capital Management LLC

WASHINGTON CROSSING ADVISORS

Growing Asset Management Capabilities
$9 Billion
$5 Billion
$1.5 Billion
$1 Billion
$1 Billion
$700 Million
Assets
Location
Baltimore, New York,
Cincinnati, Philadelphia
Chicago / Milwaukee
Baltimore, MD
St. Louis, MO
Portland, OR
Florham Park, NJ

Segment Overview – Institutional Group

STIFEL

$1,200
$900
$600
$300
$0
$455
$559
$587
$668
$626
$507
$605
$861
$506
2006
2007
2008
2009
2010
2011
2012
2013
6M 14

$800
$600
$400
$200
$0
$401
$494
$412
$419
$425
$329
$357
$576
$349
2006
2007
2008
2009
2010
2011
2012
2013
6M 14

$350
$300
$250
$200
$150
$100
$50
$0
$54
$65
$175
$249
$201
$179
$247
$285
$157
2006
2007
2008
2009
2010
2011
2012
2013
6M 14

(1) Based on 2013 U.S. trading volume per Bloomberg. (2) Includes Thomas Weisel historical investment banking revenues for years 2006 through September 30, 2010.
(3) 2012 includes realized and unrealized gains on the Company’s investment in Knight Capital Group, Inc. of $39.0 million.
Institutional Group
Net Revenues ($MM) (2)(3)
Fixed Income Brokerage + Investment Banking
Overview
Provides securities brokerage, trading, research,
underwriting and corporate advisory services
Largest provider of U.S. Equity Research
2     largest Equity trading platform in the U.S.
outside of the Bulge Bracket (1)
Full Service Investment Bank
Comprehensive Fixed Income platform
Equity Brokerage + Investment Banking (2)
nd

U.S. Equity Research Coverage (1)
Coverage Balanced Across All Market Caps (3)
Institutional Group – Research
Stifel Research Highlights
17
Largest U.S. Equity Research Platform
Largest provider of U.S. Equity Research
Largest provider of U.S. Small Cap Research
110 analyst across 12 sectors
Largest provider of Financial Services coverage
Ranked #2 in the FT/Starmine 2013 Survey (2)
Stifel analysts ranked #1 in Earnings Estimators
among 3,562 analysts
(1) Source: StarMine rankings as of 9/10/14 for US Domiciled stocks with a rating. Does not include Closed End Funds.
(2) Ranking includes both Stifel and KBW.
(3) Small Cap includes market caps less than $1 billion; Mid Cap includes market caps less than $5 billion.
Research coverage distribution as of 8/20/14.
Rank Firm
Overall Mid Cap Small Cap
1 Stifel / KBW 1,415 510 457
2 BofA Merrill Lynch 1,166 449 147
3 Goldman Sachs 1,082 375 87
4 JPMorgan 1,049 374 144
5 Wells Fargo Securities, Llc 1,022 386 155
6 Raymond James 1,002 373 277
7 Credit Suisse 935 288 151
8 Barclays 927 317 85
9 Morgan Stanley 919 285 85
10 Deutsche Bank Securities 890 264 121
11 Citi 884 285 107
12 RBC Capital Markets 884 300 129
13 Jefferies & Co. 851 278 182
14 UBS 755 220 62
15 Robert W. Baird & Co., Inc. 695 240 154
16 Morningstar, Inc. 641 127 17

William Blair & Company, L.L.C.
592 198 169
18 BMO Capital Markets 588 176 96
19 Cowen And Company 566 155 157
20 Keybanc Capital Markets 548 256 106

Institutional Equity Sales Equity Trading
Institutional Group – Equity Sales and Trading

Extensive Distribution Network
Powerful Platform Spanning North America and Europe
100 person sales force, commission based
Experts in small and mid cap growth and value
Team based sales model with 2-4 sales people per
account
Team leaders have an average of 15 years experience
Offices in all major institutional markets in North
America & Europe
Accounts range from large mutual funds to small
industry focused investors
Managed over 780 non-deal roadshow days in 2013
Extensive experience with traditional and overnight
corporate finance transactions
53 sales traders located in
Baltimore, New York, Boston, Dallas, San
Francisco, and London
24 position traders covering each major industry
8 specialized traders focused on: Option Trading,
Convertible and ETF Trading
Profitable model with advantages of scale
Relationships with over 3,500 institutional accounts globally
Active daily market maker in over 3,700 stocks
Traded over 11.7 billion shares in 2013
Complete coverage of North America and Europe for North American listed equities
Major liquidity provider to largest equity money management complexes
Multi-execution venues: high-touch, algorithms, program trading, and direct market access
Dedicated convertible sales, trading, and research desk

STIFEL

All Other
8%
Bank/Thrift/
Credit Union
19%
Broker/Dealers
7%
Government
Entities
5%
Insurance Cos.
11%
Money Manager
50%

Overview
Strong Fixed Income Brokerage Capabilities
Institutional Group – Fixed Income
Client Distribution (1)(2)
Platform & Products
(1) Client Distribution is as of 7/28/2014.
(2) Other category includes: Credit Union, Corporation, Hedge Fund, Pension Fund, Trust Company, Foundation, Endowment, University & Non-Profit.

Comprehensive platform
85 traders with annual client trade volume
approaching $400 billion
27-person Fixed Income Research and Strategy
Group
7 person US Corporate Debt Capital Markets Group
Widespread distribution
Nearly 200 Institutional sales professionals covering
over 6,200 accounts
34 institutional fixed income offices nationwide
European offices in London and Zurich
Customer-driven
Focus on long-only money
managers and income funds
versus hedge funds
Consistency of execution
Identification of relative
value through asset
class/security selection
US Government and Agency
Securities
Investment Grade Credit
Mortgage-Backed Securities (MBS)
Whole Loans
Government-Guaranteed Loans
Asset-Backed Securities (ABS)
Commercial Mortgage-Backed
Securities
Certificates of Deposit
Municipal Sales and Trading and
Public Finance
UK Sales and Trading (former
Knight Capital team)
High Yield and Distressed Credit
Loan Trading Group
Aircraft Finance & Credit Solutions
Hybrid Securities
Emerging Markets
Structured Products

Overview
Institutional Group – Public Finance

Stifel has ranked in the top ten nationally for senior
managed negotiated underwritings for the past
three years, and Stifel has ranked number one
nationally for senior managed K-12 negotiated
underwritings since 2011.
Total of 21 Public Finance offices
105 Public Finance professionals
Specialty sectors:
Education
Local Government/Municipal
Healthcare
Public-Private Partnerships/Development
Housing
National K-12 2014YTD Negotiated Deal Rankings
Source: Thomson Reuters: SDC (True Economics to Book). 2014YTD – 9/9/2014
Public Finance Underwritings
Negotiated
Number Par Amount Number Par Amount Number Par Amount
Senior Manager/Private Placement 273 $4,962,768,479 598 $9,928,173,963 559 $9,989,033,787
Co-Manager 63 $14,300,337,051 151 $41,793,904,000 162 $53,169,398,000
Total 336 $19,263,105,530 749 $51,722,077,963 721 $63,158,431,787
Competitive
Number Par Amount Number Par Amount Number Par Amount
Senior Manager 31 $231,074,999 73 $587,723,000 114 $803,240,000
Co-Manager 171 $4,122,235,860 268 $3,138,960,000 299 $4,586,264,000
Total 202 $4,353,310,859 341 $3,726,683,000 413 $5,389,504,000
June 30, 2014 2013 2012
June 30, 2014 2013 2012
Rank Book Runner
Par Amount
(US$ mil)
Number of
Issues
1 Stifel Nicolaus & Co Inc 5,247.8 323
2 Piper Jaffray & Co 3,921.5 225
3 Bank of America Merrill Lynch 3,308.7 15
4 RBC Capital Markets 3,242.3 217
5 Raymond James 2,148.3 97
6 Robert W Baird & Co Inc 1,643.2 120
7 Citi 1,462.1 22
8 George K Baum & Company Inc 1,339.9 100
9 J P Morgan Securities LLC 1,293.4 11
10 Wells Fargo & Co 1,209.3 23
11 D A Davidson & Co 1,031.6 113
12 City Securities Corporation 966.4 44
13 BOSC Inc 912.7 55
14 Loop Capital Markets 744.5 7
15 Southwest Securities 679.9 28
16 FirstSouthwest 607.6 44
17 Fifth Third Securities Inc 593.9 55
18 Roosevelt & Cross Inc 592.4 78
19 PNC Financial Services Group Inc 409.4 31
20 Janney Montgomery Scott LLC 389.8 35

Accomplished U.S. Equity Underwriting Franchise – All Equity Transactions
Investment Banking
Bookrun Equity Deals Since 2010 All Managed Equity Deals Since 2010

Source: Dealogic. Rank eligible SEC registered IPOs and Follow-On offerings since 2010. Includes demutualizations. As of 7/31/14. Overlapping deals between Stifel and its acquired firms have been removed.
Note:  $ Volume represents full credit to underwriter for All Managed Equity Deals and apportioned credit to bookrunner for Bookrun Equity Deals. Bold font indicates middle-market firms.
($ in billions) # of $
Rank Firm Deals Volume
1 Bank of America Merrill Lynch 1,034 $597.2
2 JPMorgan 1,012 $570.1
3 Citi 947 $567.6
4 Morgan Stanley 913 $546.1
5 Barclays 848 $488.4
6 Credit Suisse 823 $474.4
7 Wells Fargo Securities 821 $420.4
8 Deutsche Bank 814 $472.9
9 Stifel / Keefe, Bruyette & Woods 782 $272.5
10 Goldman Sachs 750 $486.9
11 RBC Capital Markets 743 $354.8
12 UBS 628 $349.7
13 Raymond James 537 $256.2
14 Robert W Baird & Co 403 $112.1
15 Piper Jaffray & Co 402 $179.6
16 Jefferies LLC 394 $91.1
17 JMP Securities LLC 358 $67.5
18 Oppenheimer & Co Inc 357 $87.9
19 William Blair & Co LLC 302 $82.1
20 Cowen & Co LLC 300 $63.4
21 BMO Capital Markets 268 $102.1
22 Canaccord Genuity Corp 263 $31.6
23 Janney Montgomery Scott 224 $38.7
24 KeyBanc Capital Markets 217 $83.9
25 Ladenburg Thalmann & Co Inc 216 $31.1
($ in billions) # of $
Rank Firm Deals Volume
1 Bank of America Merrill Lynch 946 $111.4
2 JPMorgan 899 $112.5
3 Morgan Stanley 841 $121.7
4 Citi 832 $107.8
5 Barclays 709 $98.4
6 Goldman Sachs 679 $108.4
7 Credit Suisse 666 $80.8
8 Deutsche Bank 646 $69.2
9 Wells Fargo Securities 578 $44.6
10 UBS 439 $43.6
11 Jefferies LLC 317 $18.3
12 RBC Capital Markets 314 $23.5
13 Stifel / Keefe, Bruyette & Woods 257 $13.6
14 Raymond James 158 $8.1
15 Piper Jaffray & Co 140 $6.1
16 Cowen & Co LLC 119 $3.8
17 Roth Capital Partners 98 $1.9
18 Robert W Baird & Co 95 $4.1
19 Leerink Partners LLC 90 $3.5
20 BMO Capital Markets 75 $4.8
20 Aegis Capital Corp 75 $1.1
22 Lazard Capital Markets 64 $1.8
23 Sandler O'Neill & Partners 62 $4.9
24 KeyBanc Capital Markets 61 $3.6
25 Canaccord Genuity Corp 58 $2.6

Financial Overview

STIFEL

$2,500
$2,000
$1,500
$1,000
$500
$0
$452
$763
$870
$1,091
$1,384
$1,417
$1,594
$1,978
$1,110
2006
2007
2008
2009
2010
2011
2012
2013
6M14

$250
$200
$150
$100
$50
$0
$40
$67
$73
$76
$125
$114
$145
$185
$103
2006
2007
2008
2009
2010
2011
2012
2013
6M14

$2,400
$2,000
$1,600
$1,200
$800
$400
$0
$220
$425
$593
$873
$1,254
$1,302
$1,495
$2,059
$2,173
2006
2007
2008
2009
2010
2011
2012
2013
Q2 14

$180
$150
$120
$90
$60
$30
$0
$35
$59
$53
$94
$114
$122
$138
$166
$173
2006
2007
2008
2009
2010
2011
2012
2013
Q2 14

$40
$30
$20
$10
$0
$8.23
$12.24
$15.12
$19.24
$24.42
$25.10
$27.24
$32.30
$33.18
2006
2007
2008
2009
2010
2011
2012
2013
Q2 14

(1) CAGR reflects years 2006 to 2013.
(2) Book Value Per Share adjusted for April 2011 three-for-two stock split (2006-2010).
Selected Financial Highlights
CAGR: 24% CAGR: 24%
CAGR: 21%
CAGR: 24%
Core Net Revenues ($MM)
(1)
Core Net Income ($MM)
(1)
Total Equity ($MM)
Total Client Assets ($BN) Book Value Per Share
(2)
CAGR: 37%

Stifel Financial Results
Three months ended June 30, 2014
(1) (2) (2)

(1) Non-core adjustments consist of merger-related revenues and expenses associated with our recent acquisitions and discontinued operations of SN Canada.
(2) Results for the three months ended June 30, 2013 and March 31, 2014 are Core (non-GAAP).
($ in thousands, except per share amounts)
Non-GAAP Non-Core GAAP 6/30/13 % Change 3/31/14 % Change
Total revenues 570,543 $        (1,554) $           568,989 $        508,022 $        12.3% 557,288 $     2.4%
Interest expense 9,048                (206)                   8,842                12,608             (28.2%) 8,853             2.2%
Net revenues 561,495           (1,348)              560,147           495,414           13.3% 548,435        2.4%
Compensation and benefits 353,754           1,513                355,267           311,228           13.7% 344,487        2.7%
Non-comp operating expenses 122,811           4,546                127,357           108,964           12.7% 119,376        2.9%
Total non-interest expenses 476,565           6,059                482,624           420,192           13.4% 463,863        2.7%
Income from continuing operations before income taxes 84,930             (7,407)              77,523             75,222             12.9% 84,572          0.4%
Provision for income taxes 33,664             (1,718)              31,946             30,089             11.9% 32,544          3.4%
Net income from continuing operations 51,266 $          (5,689) $           45,577 $          45,133 $          13.6% 52,028 $       (1.5%)
Discontinued operations:
Loss from discontinued operations, net of tax -                     (1,976)              (1,976)              -                     -
Net income 51,266 $          (7,665) $           43,601 $          45,133 $          13.6% 52,028 $       (1.5%)
Earnings per diluted common share:
Income from continuing operations 0.68 $               (0.08) $             0.60 $               0.69 $               (1.4%) 0.69 $            (1.4%)
Loss from discontinued operations -                     (0.02)                (0.02)                -                     -
Earnings per diluted common share 0.68 $               (0.10) $             0.58 $               0.69 $               (1.4%) 0.69 $            (1.4%)
Weighted average number of shares outstanding:
Diluted 75,641 74,090 2.1% 75,691 (0.1%)
Ratios to net revenues :
Compensation and benefits 63.0% 63.4% 62.8% 62.8%
Non-comp operating expenses 21.9% 22.8% 22.0% 21.8%
Income from continuing operations before income taxes 15.1% 13.8% 15.2% 15.4%
Three Months Ended June 30, 2014 Three Months Ended

Stifel Financial Results
Six months ended June 30, 2014
(1) (2)

(1) Non-core adjustments consist of merger-related revenues and expenses associated with our recent acquisitions and discontinued operations of SN Canada.
(2) Results for the six months ended June 30, 2013 are Core (non-GAAP).
($ in thousands, except per share amounts)
Non-GAAP Non-Core GAAP 6/30/13 % Change
Total revenues 1,127,831 $   (3,465) $          1,124,366 $   957,202 $       17.8%
Interest expense 17,901 (428) 17,473 23,176 (22.8%)
Net revenues 1,109,930 (3,037) 1,106,893 934,026 18.8%
Compensation and benefits 698,241 3,797 702,038 592,355 17.9%
Non-comp operating expenses 242,187 7,017 249,204 202,458 19.6%
Total non-interest expenses 940,428 10,814 951,242 794,813 18.3%
Income from continuing operations before income taxes 169,502 (13,851) 155,651 139,213 21.8%
Provision for income taxes 66,208 (4,107) 62,101 54,022 22.6%
Net income from continuing operations 103,294 $       (9,744) $          93,550 $         85,191 $         21.2%
Discontinued operations:
Loss from discontinued operations, net - (2,567) (2,567)
Net income 103,294 $       (12,311) $       90,983 $         85,191 $         21.2%
Earnings per diluted common share:
Income from continuing operations 1.37 $              (0.13) $            1.24 $              1.19 $              15.1%
Loss from discontinued operations, net - (0.04) (0.04)
Earnings per diluted common share 1.37 $              (0.17) $            1.20 $              1.19 $              15.1%
Weighted average number of shares outstanding:
Diluted 75,665 71,627 5.6%
Ratios to net revenues:
Compensation and benefits 62.9% 63.4% 63.4%
Non-comp operating expenses 21.8% 22.5% 21.7%
Income from continuing operations before income taxes 15.3% 14.1% 14.9%
Six Months Ended June 30, 2014 Six Months Ended

Sources of Revenues
($ in thousands)
6/30/14 6/30/13
%
Change
3/31/14
%
Change
6/30/14 6/30/13
%
Change
Commissions 152,712 $    154,795 $    (1.3%) 159,416 $        (4.2%) 312,128 $      300,662 $      3.8%
Principal transactions 125,676       111,306       12.9% 126,461           (0.6%) 252,137         218,570         15.4%
Brokerage revenues 278,388       266,101       4.6% 285,877           (2.6%) 564,265         519,232         8.7%
Capital raising 81,159         71,303         13.8% 73,804             10.0% 154,690         121,152         27.7%
Advisory 60,356         48,140         25.4% 58,500             3.2% 119,129         75,196           58.4%
Investment banking 141,515       119,443       18.5% 132,304           7.0% 273,819         196,348         39.5%
Asset mgt and service fees 94,231         76,088         23.8% 89,170             5.7% 183,401         145,000         26.5%
Other 8,742            11,787         (25.8%) 5,200                68.1% 13,942           32,206           (56.7%)
    Total operating revenues 522,876       473,419       10.4% 512,551           2.0% 1,035,427     892,786         16.0%
Interest revenue 46,113         32,893         40.2% 42,826             7.7% 88,939           62,699           41.9%
    Total revenues 568,989       506,312       12.4% 555,377           2.5% 1,124,366     955,485         17.7%
Interest expense 8,842            12,634         (30.0%) 8,631                2.4% 17,473           23,203           (24.7%)
    Net revenues 560,147 $    493,678 $    13.5% 546,746 $        2.5% 1,106,893 $  932,282 $      18.7%
Three Months Ended Six Months Ended

Brokerage & Investment Banking Revenues
($ in thousands)
6/30/14 6/30/13
% Change
3/31/14
% Change
6/30/14 6/30/13
% Change
Global Wealth Management 161,780 $   160,889 $   0.6% 161,505 $   0.2% 323,285 $   319,262 $   1.3%
Institutional Group
Equity brokerage 62,087        64,273        (3.4%) 65,768        (5.6%) 127,855      113,511      12.6%
Fixed income brokerage 54,520        40,939        33.2% 58,604        (7.0%) 113,124      86,439        30.9%
Total Institutional Group 116,607      105,212      10.8% 124,372      (6.2%) 240,979      199,950      20.5%
Total brokerage revenues 278,387      266,101      4.6% 285,877      (2.6%) 564,264      519,212      8.7%
Investment Banking:
Capital raising
Equity 65,750        53,577        22.7% 60,696        8.3% 126,174      85,172        48.1%
Fixed income 15,409        17,726        (13.1%) 13,108        17.6% 28,516        35,980        (20.7%)
Total capital raising 81,159        71,303        13.8% 73,804        10.0% 154,690      121,152      27.7%
Advisory fees 60,356        48,140        25.4% 58,500        3.2% 119,129      75,196        58.4%
Total Investment banking 141,515      119,443      18.5% 132,304      7.0% 273,819      196,348      39.5%
Three Months Ended Six Months Ended

Core Non-Interest Expenses

(1) Excludes non-core adjustments consisting of merger-related revenues and expenses associated with our recent acquisitions and discontinued operations of SN Canada.
(2) Transition pay includes amortization of retention awards, signing bonuses, and upfront notes.
Three months ended June 30, 2014
($ in thousands)
6/30/14 6/30/13 % Change 3/31/14 % Change 6/30/14 6/30/13 3/31/14
Net revenues 561,495 $      495,414 $      13.3% 548,435 $      2.4% 100.0% 100.0% 100.0%
Compensation and benefits 328,380         290,511         13.0% 321,035         2.3% 58.5% 58.6% 58.5%
Transitional pay 25,374           20,717           22.5% 23,452           8.2% 4.5% 4.2% 4.3%
Total compensation and benefits 353,754         311,228         13.7% 344,487         2.7% 63.0% 62.8% 62.8%
Occupancy and equipment rental 40,493           37,768           7.2% 39,570           2.3% 7.2% 7.6% 7.2%
Communication and office supplies 25,691           24,124           6.5% 24,801           3.6% 4.6% 4.9% 4.5%
Commissions and floor brokerage 9,248             9,374             (1.3%) 9,028             2.4% 1.6% 1.9% 1.6%
Other operating expenses 47,379           37,698           25.7% 45,977           3.0% 8.4% 7.6% 8.5%
Total non-comp operating expenses 122,811         108,964         12.7% 119,376         2.9% 21.9% 22.0% 21.8%
Total non-interest expense 476,565         420,192         13.4% 463,863         2.7% 84.9% 84.8% 84.6%
Income from continuing operations before income taxes 84,930           75,222           12.9% 84,572           0.4% 15.1% 15.2% 15.4%
Provision for income taxes 33,664           30,089           11.9% 32,544           3.4% 6.0% 6.1% 5.9%
Non-GAAP net income from continuing operations 51,266 $        45,133 $        13.6% 52,028 $        (1.5%) 9.1% 9.1% 9.5%
Non-core expenses (after-tax)
(5,689) (14,217)              (4,055)
GAAP net income from continuing operations 45,577 $        30,916 $        47,973 $
Three Months Ended % of Net revenues
(1) (1)
(2)

Core Non-Interest Expenses

(1) Excludes non-core adjustments consisting of merger-related revenues and expenses associated with our recent acquisitions and discontinued operations of SN Canada.
(2) Transition pay includes amortization of retention awards, signing bonuses, and upfront notes.
Six months ended June 30, 2014
($ in thousands)
6/30/14
(1)
6/30/13 % Change 6/30/14
(1)
6/30/13
Net revenues 1,109,930 $   934,026 $      18.8% 100.0% 100.0%
Compensation and benefits 649,415         550,812         17.9% 58.5% 59.1%
Transitional pay
(2)
48,826           41,543           17.5% 4.4% 4.4%
Total compensation and benefits 698,241         592,355         17.9% 62.9% 63.4%
Occupancy and equipment rental 80,063           68,741           16.5% 7.2% 7.4%
Communication and office supplies 50,492           45,459           11.1% 4.5% 4.9%
Commissions and floor brokerage 18,276           17,823           2.5% 1.6% 1.9%
Other operating expenses 93,356           70,435           32.5% 8.4% 7.6%
Total non-comp operating expenses 242,187         202,458         19.6% 21.8% 21.7%
Total non-interest expense 940,428         794,813         18.3% 84.7% 85.1%
Income from continuing operations before income taxes 169,502         139,213         21.8% 15.3% 14.9%
Provision for income taxes 66,208           54,022           22.6% 6.0% 5.8%
Non-GAAP net income from continuing operations 103,294 $      85,191 $        21.2% 9.3% 9.1%
Non-core expenses (after-tax)
(9,744) (39,339)
GAAP net income from continuing operations 93,550 $        45,852 $
Six Months Ended % of Net revenues

Segment Comparison - Core

Three and six months ended June 30, 2014
($ in thousands)
6/30/14 6/30/13
%
Change
3/31/14
%
Change
6/30/14 6/30/13
%
Change
Net revenues:
Global Wealth Management 307,247 $   282,717 $   8.7% 297,183 $   3.4% 604,430 $    549,674 $    10.0%
Institutional Group 255,712      215,444      18.7% 249,977      2.3% 505,689       388,744       30.1%
Other (1,464)        (2,747)        46.7% 1,275          (214.8%) (189)             (4,392)          95.7%
561,495 $   495,414 $   13.3% 548,435 $   2.4% 1,109,930 $ 934,026 $    18.8%
Operating contribution:
Global Wealth Management 89,098 $     78,924 $     12.9% 79,676 $     11.8% 168,774 $    148,423 $    13.7%
Institutional Group 42,690        31,083        37.3% 45,622        (6.4%) 88,312         59,313         48.9%
Other (46,858)      (34,785)      (34.7%) (40,726)      (15.1%) (87,584)        (68,523)        (27.8%)
84,930 $     75,222 $     12.9% 84,572 $     0.4% 169,502 $    139,213 $    21.8%
Operating contribution
Global Wealth Management 29.0            27.9            26.8            27.9             27.0
Institutional Group 16.7            14.4            18.3            17.5             15.3
15.1            15.2            15.4            15.3             14.9
As a percentage of net revenues:
Three Months Ended Six Months Ended
(1) Excludes the other segment.
(1)